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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 2-42170) of The Washington Post Company, and in the Prospectus constituting a part thereof, of our report dated February 1, 1994 appearing on page 24 of this Annual Report on Form 10-K, and to the reference to us under the heading "Experts" in such Prospectus.


PRICE WATERHOUSE


Washington, D.C.
March 28, 1994